Exhibit 10.40

AMENDMENT TO EMPLOYMENT CONTRACT

RECITALS

WHEREAS, KEY TRONIC CORPORATION the (“Employer”) and Craig D. Gates (the “Employee”) desire to amend Employee’s October 27, 1994 Employment Contract (the “Contract”);

WHEREAS, said amendment is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and the grant of long term incentive awards to Employee pursuant to the Employer’s Long Term Incentive Plan, the Contract is hereby amended as follows:

1.	The last sentence of Section 9(a) of the Contract is amended to read in full as follows:

“Unless the applicable plan provides otherwise, Employee shall not be entitled to receive any payments under any bonus, profit sharing or other incentive compensation plan of Employer unless Employee is employed by Employer on the date such payments are due to be paid.

2.	The following Section 9f) is added to the Contract:

“f) The Employer’s obligation to pay severance benefits hereunder is conditioned upon the Employee executing, delivering and not revoking during any applicable revocation period a release of claims within sixty (60) days following Employee’s termination in the form provided by Employer. If the conditions with respect to the release of claims are satisfied, then Employer will pay severance benefits attributable to the sixty day period following Employee’s termination on the sixty first (61st) day following Employee’s termination and the remaining severance payments will thereafter be made on Employer’s normal payroll payment schedule.”

3.	The following Section 18 is added to the Contract:

“18. Compliance With Laws and Regulations

This Contract and all severance benefits are intended to be exempt from the requirements of Section 409A of the Internal Revenue Code to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to this Contract and any severance benefits, it is intended that this Contract and any severance benefits shall comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of this Contract to the contrary, this Contract shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of this Contract to the contrary, with respect to any severance benefits to which Section 409A applies, all references to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under this Contract during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of this Contract to the contrary, the Employer, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify this Contract so that severance benefits qualify for exemption from or comply with Section 409A; provided, however, that Employer makes no representations that severance benefits under this Contract shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to severance benefits under this Contract.”

Except as provided in this modification, the other terms and conditions set out in the Contract remain in full force and effect.

EMPLOYER:		EMPLOYEE:

KEY TRONIC CORPORATION		CRAIG D. GATES

By:	/s/ Ronald F. Klawitter	By:	/s/ Craig D. Gates
Ronald F. Klawitter
Its: EVP of Administration & CFO		Name: Craig D. Gates
Date: August 23, 2011		Date: August 23, 2011

AMENDMENT TO EMPLOYMENT CONTRACT

RECITALS

WHEREAS, KEY TRONIC CORPORATION the (“Employer”) and Ronald F. Klawitter (the “Employee”) desire to amend Employee’s December 9, 1992 Employment Contract (the “Contract”);

WHEREAS, said amendment is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and the grant of long term incentive awards to Employee pursuant to the Employer’s Long Term Incentive Plan, the Contract is hereby amended as follows:

1.	The last sentence of Section 9(a) of the Contract is amended to read in full as follows:

“Unless the applicable plan provides otherwise, Employee shall not be entitled to receive any payments under any bonus, profit sharing or other incentive compensation plan of Employer unless Employee is employed by Employer on the date such payments are due to be paid.

2.	The following Section 9f) is added to the Contract:

“f) The Employer’s obligation to pay severance benefits hereunder is conditioned upon the Employee executing, delivering and not revoking during any applicable revocation period a release of claims within sixty (60) days following Employee’s termination in the form provided by Employer. If the conditions with respect to the release of claims are satisfied, then Employer will pay severance benefits attributable to the sixty day period following Employee’s termination on the sixty first (61st) day following Employee’s termination and the remaining severance payments will thereafter be made on Employer’s normal payroll payment schedule.”

3.	The following Section 18 is added to the Contract:

“18. Compliance With Laws and Regulations

This Contract and all severance benefits are intended to be exempt from the requirements of Section 409A of the Internal Revenue Code to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to this Contract and any severance benefits, it is intended that this Contract and any severance benefits shall comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of this Contract to the contrary, this Contract shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of this Contract to the contrary, with respect to any severance benefits to which Section 409A applies, all references to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under this Contract during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of this Contract to the contrary, the Employer, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify this Contract so that severance benefits qualify for exemption from or comply with Section 409A; provided, however, that Employer makes no representations that severance benefits under this Contract shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to severance benefits under this Contract.”

Except as provided in this modification, the other terms and conditions set out in the Contract remain in full force and effect.

EMPLOYER:		EMPLOYEE:

KEY TRONIC CORPORATION		RONALD F. KLAWITTER

By:	/s/ Craig D. Gates	By:	/s/ Ronald F. Klawitter
Craig D. Gates
Its: President & CEO		Name: Ronald F. Klawitter
Date: August 23, 2011		Date: August 23, 2011

AMENDMENT TO EMPLOYMENT CONTRACT

RECITALS

WHEREAS, KEY TRONIC CORPORATION the (“Employer”) and Douglas G. Burkhardt (the “Employee”) desire to amend Employee’s July 1, 2008 Employment Contract (the “Contract”);

WHEREAS, said amendment is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and the grant of long term incentive awards to Employee pursuant to the Employer’s Long Term Incentive Plan, the Contract is hereby amended as follows:

1.	The last sentence of Section 9(a) of the Contract is amended to read in full as follows:

“Unless the applicable plan provides otherwise, Employee shall not be entitled to receive any payments under any bonus, profit sharing or other incentive compensation plan of Employer unless Employee is employed by Employer on the date such payments are due to be paid.

2.	The following Section 9f) is added to the Contract:

“f) The Employer’s obligation to pay severance benefits hereunder is conditioned upon the Employee executing, delivering and not revoking during any applicable revocation period a release of claims within sixty (60) days following Employee’s termination in the form provided by Employer. If the conditions with respect to the release of claims are satisfied, then Employer will pay severance benefits attributable to the sixty day period following Employee’s termination on the sixty first (61st) day following Employee’s termination and the remaining severance payments will thereafter be made on Employer’s normal payroll payment schedule.”

3.	The following Section 18 is added to the Contract:

“18. Compliance With Laws and Regulations

This Contract and all severance benefits are intended to be exempt from the requirements of Section 409A of the Internal Revenue Code to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to this Contract and any severance benefits, it is intended that this Contract and any severance benefits shall comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of this Contract to the contrary, this Contract shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of this Contract to the contrary, with respect to any severance benefits to which Section 409A applies, all references to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under this Contract during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of this Contract to the contrary, the Employer, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify this Contract so that severance benefits qualify for exemption from or comply with Section 409A; provided, however, that Employer makes no representations that severance benefits under this Contract shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to severance benefits under this Contract.”

Except as provided in this modification, the other terms and conditions set out in the Contract remain in full force and effect.

EMPLOYER:		EMPLOYEE:

KEY TRONIC CORPORATION		DOUGLAS G. BURKHARDT

By:	/s/ Craig D. Gates	By:	/s/ Douglas G. Burkhardt
Craig D. Gates
Its: President & CEO		Name: Douglas G. Burkhardt
Date: September 6, 2011		Date: September 6, 2011